UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CHRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Coherus BioSciences, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 29, 2024 virtually via the Internet. At the close of business on April 9, 2024, the record date, there were 113,498,415 shares of the Company’s common stock outstanding with each such share being entitled to one vote per share.

At the Annual Meeting, 80,526,896 shares of the Company’s common stock were voted in person or by proxy for the four proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 15, 2024.

Proposal 1. The Company’s stockholders elected by a majority of votes cast each of the Class I director nominees below, Lee N. Newcomer, MD, Charles W. Newton and Kimberly J. Tzoumakas, to the Board to hold office until the 2027 annual meeting of stockholders or until their successors are elected.

			BROKER
NOMINEE	FOR	WITHHELD	NON-
			VOTES
Lee N. Newcomer, MD	48,281,843	10,274,659	21,970,394
Charles W. Newton	47,197,934	11,358,568	21,970,394
Kimberly J. Tzoumakas	46,098,866	12,457,636	21,970,394

Proposal 2. The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
79,827,737	551,990	147,169	0

Proposal 3. The Company’s stockholders approved a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers (a “Say-on-Pay” vote).

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
40,280,182	16,457,046	1,819,274	21,970,394

Proposal 4. The Company’s stockholders approved the amendment and restatement of the Company’s 2014 Equity Incentive Award Plan.

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
37,628,123	18,905,881	2,022,498	21,970,394

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2024	COHERUS BIOSCIENCES, INC.

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	Chief Executive Officer